Exhibit (i)(37)

November 10, 2021
As Wisconsin corporate counsel for Artisan Partners Funds, Inc. (the “Registrant”), we consent to the incorporation by reference of our opinion for each of the Registrant’s series, filed with the Registrant’s registration statement on Form N-1A, Securities Act File No. 33-88316, on each of the dates listed below:
Series	Date of Opinion	Date of Filing
Artisan Mid Cap Fund	April 10, 1997	April 11, 1997
Artisan Mid Cap Fund – Institutional Shares	April 28, 2000	April 28, 2000
Artisan Mid Cap Value Fund – Investor Shares	November 30, 2000	November 30, 2000
Artisan International Small-Mid Fund (formerly Artisan International Small Cap Fund) – Investor Shares	September 4, 2001	September 4, 2001
Artisan International Value Fund – Investor Shares	June 6, 2002	June 7, 2002
Artisan Value Fund (formerly Artisan Opportunistic Value Fund) – Investor Shares	March 20, 2006	March 21, 2006
Artisan Sustainable Emerging Markets Fund (formerly Artisan Emerging Markets Fund) – Institutional Shares	June 23, 2006	June 26, 2006
Artisan International Value Fund – Institutional Shares	September 26, 2006	September 26, 2006
Artisan Global Value Fund – Investor Shares	December 3, 2007	December 3, 2007
Artisan Sustainable Emerging Markets Fund (formerly Artisan Emerging Markets Fund) – Advisor Shares	April 14, 2008	April 14, 2008

Series	Date of Opinion	Date of Filing
Artisan Global Opportunities Fund (formerly Artisan Opportunistic Growth Fund) – Investor Shares	August 29, 2008	August 29, 2008
Artisan Small Cap Fund – Investor Shares	January 20, 2009	January 28, 2009
Artisan International Fund – Investor Shares	January 20, 2009	January 28, 2009
Artisan International Fund – Institutional Shares	January 20, 2009	January 28, 2009
Artisan Global Equity Fund – Investor Shares	March 24, 2010	March 26, 2010
Artisan Value Fund – Institutional Shares	July 21, 2011	July 25, 2011
Artisan Global Opportunities Fund (formerly Artisan Growth Opportunities Fund) – Institutional Shares	July 21, 2011	July 25, 2011
Artisan Mid Cap Value Fund – Institutional Shares	January 30, 2012	January 30, 2012
Artisan Small Cap Fund – Institutional Shares	April 27, 2012	April 27, 2012
Artisan Global Value Fund – Institutional Shares	July 6, 2012	July 6, 2012
Artisan Sustainable Emerging Markets Fund (formerly Artisan Emerging Markets Fund) – Investor Shares	February 14, 2014	February 14, 2014
Artisan High Income Fund – Investor Shares	February 28, 2014	February 28, 2014
Artisan High Income Fund – Advisor Shares	February 28, 2014	February 28, 2014
Artisan Global Opportunities Fund – Advisor Shares	January 28, 2015	January 28, 2015
Artisan Global Value Fund – Advisor Shares	January 28, 2015	January 28, 2015
Artisan International Fund – Advisor Shares	January 28, 2015	January 28, 2015
Artisan International Value Fund – Advisor Shares	January 28, 2015	January 28, 2015
Artisan Mid Cap Fund – Advisor Shares	January 28, 2015	January 28, 2015
Artisan Mid Cap Value Fund – Advisor Shares	January 28, 2015	January 28, 2015
Artisan Value Fund – Advisor Shares	January 28, 2015	January 28, 2015
Artisan Developing World Fund – Investor Shares	May 26, 2015	May 26, 2015
Artisan Developing World Fund – Institutional Shares	May 26, 2015	May 26, 2015
Artisan Developing World Fund – Advisor Shares	May 26, 2015	May 26, 2015
Artisan Global Equity Fund – Institutional Shares	September 29, 2015	September 30, 2015
Artisan International Small-Mid Fund (formerly Artisan International Small Cap Fund) – Institutional Shares	April 12, 2016	April 12, 2016

Series	Date of Opinion	Date of Filing
Artisan High Income Fund – Institutional Shares	September 30, 2016	September 30, 2016
Artisan Small Cap Fund – Advisor Shares	January 27, 2017	January 27, 2017
Artisan Focus Fund (formerly Artisan Thematic Fund) – Investor Shares	March 3, 2017	March 3, 2017
Artisan Global Discovery Fund – Investor Shares	August 18, 2017	August 18, 2017
Artisan Global Discovery Fund – Institutional Shares	August 18, 2017	August 18, 2017
Artisan Focus Fund (formerly Artisan Thematic Fund) – Institutional Shares	June 1, 2018	June 1, 2018
Artisan Focus Fund (formerly Artisan Thematic Fund) – Advisor Shares	June 1, 2018	June 1, 2018
Artisan International Small-Mid Fund – Advisor Shares	December 4, 2018	December 4, 2018
Artisan Global Discovery Fund – Advisor Shares	January 28, 2020	January 28, 2020
Artisan Select Equity Fund – Investor Shares	February 20, 2020	February 20, 2020
Artisan Select Equity Fund – Institutional Shares	February 20, 2020	February 20, 2020
Artisan Select Equity Fund – Advisor Shares	February 20, 2020	February 20, 2020
Artisan Global Equity Fund – Advisor Shares	August 4, 2020	August 4, 2020
In giving this consent, we do not admit that we are experts or within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.
Very truly yours,
/s/ Godfrey & Kahn, S.C.
GODFREY & KAHN, S.C.